Exhibit 16

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Katherine M. Honey and/or Ashley H. Lanham and/or Tracie A. Coop, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any registration statement on Form N-14 (File No. 333- 252135) and any other regulatory filings made applicable to the reorganization of Adaptive Growth Opportunities Fund into the Adaptive Growth Opportunities ETF, each series of Trust, filed by the Trust of which James H. Speed, Jr. is now or is on the date of such filing an Independent Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of James H. Speed, Jr., pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25th day of February, 2021.

/s/ James H. Speed Jr.
James H. Speed, Jr. Chairman and Independent Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Katherine M. Honey and/or Ashley H. Lanham and/or Tracie A. Coop, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any registration statement on Form N-14 (File No. 333- 252135) and any other regulatory filings made applicable to the reorganization of Adaptive Growth Opportunities Fund into the Adaptive Growth Opportunities ETF, each series of Trust, filed by the Trust of which J. Buckley Strandberg is now or is on the date of such filing an Independent Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of J. Buckley Strandberg, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25th day of February, 2021.

/s/ J. Buckley Strandberg
J. Buckley Strandberg Independent Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Katherine M. Honey and/or Ashley H. Lanham and/or Tracie A. Coop, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any registration statement on Form N-14 (File No. 333- 252135) and any other regulatory filings made applicable to the reorganization of Adaptive Growth Opportunities Fund into the Adaptive Growth Opportunities ETF, each series of Trust, filed by the Trust of which Michael G. Mosley is now or is on the date of such filing an Independent Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Michael G. Mosley, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25th day of February, 2021.

/s/ Michael G. Mosley
Michael G. Mosley Independent Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Katherine M. Honey and/or Ashley H. Lanham and/or Tracie A. Coop, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any registration statement on Form N-14 (File No. 333- 252135) and any other regulatory filings made applicable to the reorganization of Adaptive Growth Opportunities Fund into the Adaptive Growth Opportunities ETF, each series of Trust, filed by the Trust of which Theo H. Pitt, Jr. is now or is on the date of such filing an Independent Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Theo H. Pitt, Jr., pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25th day of February, 2021.

/s/ Theo H. Pitt, Jr.
Theo H. Pitt, Jr. Independent Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Ashley H. Lanham and/or Tracie A. Coop, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any registration statement on Form N-14 (File No. 333- 252135) and any other regulatory filings made applicable to the reorganization of Adaptive Growth Opportunities Fund into the Adaptive Growth Opportunities ETF, each series of Trust, filed by the Trust of which Katherine M. Honey is now or is on the date of such filing the President and Principal Executive Officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Katherine M. Honey, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25th day of February, 2021.

/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer Starboard Investment Trust

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Katherine M. Honey and/or Tracie A. Coop, with full power of substitution, true and lawful attorney-in-fact of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any registration statement on Form N-14 (File No. 333- 252135) and any other regulatory filings made applicable to the reorganization of Adaptive Growth Opportunities Fund into the Adaptive Growth Opportunities ETF, each series of Trust, filed by the Trust of which Ashley H. Lanham is now or is on the date of such filing the Treasurer, Principal Financial Officer and Principal Accounting Officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder on behalf of Ashley H. Lanham, pursuant to the power of attorney signed below.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25th day of February, 2021.

/s/ Ashley H. Lanham
Ashley H. Lanham Treasurer, Principal Financial Officer and Principal Accounting Officer Starboard Investment Trust

CERTIFICATE

The undersigned, President and Principal Executive Officer of Starboard Investment Trust, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees by a written consent, dated February 25, 2021, and is in full force and effect:

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the “Trust”), a Delaware statutory trust, revokes all previous appointments and appoints Terrence O. Davis and/or Tanya Boyle and/or Katherine M. Honey and/or Ashley H. Lanham and/or Tracie A. Coop, with full power of substitution, true and lawful attorney of the Trust to execute in name, place and stead of the Trust and on behalf of the Trust, all registration statements on Form N-14 (File No. 333- 252135) and any other regulatory filings made applicable to the reorganization of Adaptive Growth Opportunities Fund into the Adaptive Growth Opportunities ETF, each a series of the Trust. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the Trust might or could do, the Trust hereby ratifying and approving all such acts of such attorneys.

Dated: February 25, 2021

STARBOARD INVESTMENT TRUST

/s/ Katherine M. Honey
_____________________
Katherine M. Honey
President and Principal Executive Officer